Exhibit 10.1

EIGHTH AMENDMENT

TO THE CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO THE CREDIT AGREEMENT, dated as of January 30, 2015 (this “Amendment”), to the Credit Agreement, dated as of June 17, 2011 (as previously amended, the “Credit Agreement”), and entered into by, among others, SemGroup Corporation, as the Borrower (the “Borrower”), certain subsidiaries of the Borrower, as Guarantors, the lenders party thereto (the “Lenders”) and The Royal Bank of Scotland plc, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to amend the Credit Agreement to permit the disposition of NGL Units as consideration for Permitted Business Acquisitions;

WHEREAS, the Loan Parties have requested that the Lenders agree to amend Section 6.05(m) of the Credit Agreement accordingly; and

WHEREAS, subject to certain conditions, the Lenders are willing to agree to such amendment.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendments to the Credit Agreement

(a)    Section 6.05(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(m) (x) sales, transfers or other dispositions of NGL Units as consideration for all or a portion of the purchase price of a Permitted Business Acquisition and (y) sales, transfers or other dispositions of NGL Units, provided that, in the case of sales, transfers or other dispositions of NGL Units under clause (m)(y), (i) not less than 100% of the Net Proceeds from such dispositions shall be applied to the prepayment of the Loans in accordance with Section 2.11(c)(i), (ii) such disposition is for at least 75% cash consideration, (iii) no Default or Event of Default shall have occurred and be continuing, (iv) the Borrower and its Restricted Subsidiaries shall be in compliance on a Pro Forma Basis with the Financial Performance Covenants, and (v) any such disposition to an Affiliate shall comply with Section 6.07.”

(b)    Clause (i) of the final paragraph of Section 6.05 is hereby amended and restated in its entirety as follows:

“(i) the Borrower may issue common equity interests and may, so long as no Event of Default shall have occurred and be continuing or would result therefrom, sell, grant or otherwise issue Equity Interests to members of management of the Borrower or any of the Subsidiaries of the Borrower that are Loan Parties pursuant to stock option, stock ownership, stock incentive or similar plans,”

Section 2.    Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Eighth Amendment Effective Date”):

(a)    the Administrative Agent shall have received this Amendment, duly executed by each of the Borrower, the Guarantors and the Lenders;

(b)    the representations and warranties set forth in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the Eighth Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)    as of the Eighth Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing;

(d)    the Borrower shall have paid all fees and expenses payable to the Lenders and the Administrative Agent hereunder or under any other Loan Document, including as set forth in Section 4 hereof; and

(e)    the Borrower shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

Section 3.    Acknowledgment and Consent.

(a)    Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

Section 4.    Reference to and Effect on the Loan Documents

(a)    This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. The Borrower agrees to pay any applicable costs and expenses incurred in connection with this Amendment in accordance with the terms set forth in the Credit Agreement, including Section 9.05 thereof.

(b)    Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery, effectiveness and performance of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(d)    Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

Section 5.    Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.    Governing Law

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK.

Section 7.    Headings

Section and Subsection headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 8.    Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 9.    Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 10.    Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11.    Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

Section 12.    Jurisdiction

Each of the parties to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

SEMGROUP CORPORATION

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

Subsidiary Guarantors

SEMGROUP EUROPE HOLDING, L.L.C.
By:	SEMGROUP CORPORATION, as sole member

	By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

SEMOPERATING G.P., L.L.C.
By:	SEMGROUP CORPORATION, as sole member

	By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

[Eighth Amendment to Credit Agreement Signature Page]

SEMGAS, L.P.
By:	SEMOPERATING G.P., L.L.C., as general partner
	By:	SEMGROUP CORPORATION, as sole member

		By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

SEMCANADA, L.P.
By:	SEMOPERATING G.P., L.L.C., as general partner
	By:	SEMGROUP CORPORATION, as sole member

		By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

SEMCANADA II, L.P.
By:	SEMOPERATING G.P., L.L.C., as general partner
	By:	SEMGROUP CORPORATION, as sole member

		By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

[Eighth Amendment to Credit Agreement Signature Page]

SEMMATERIALS, L.P.
By:	SEMOPERATING G.P., L.L.C., as general partner
	By:	SEMGROUP CORPORATION, as sole member

		By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

SEMMEXICO, L.L.C.
	By:	SEMMATERIALS, L.P., as sole member
		By:	SEMOPERATING G.P., L.L.C., as general partner
			By:	SEMGROUP CORPORATION, as sole member

				By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

[Eighth Amendment to Credit Agreement Signature Page]

ROSE ROCK MIDSTREAM HOLDINGS, LLC

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

SEMDEVELOPMENT, L.L.C.
By SemGroup Corporation, as sole member

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

WATTENBURG HOLDING, LLC,
GLASS MOUNTAIN HOLDING, LLC
By SemDevelopment, L.L.C., as general partner
By SemGroup Corporation, as sole member

By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

MID-AMERICA MIDSTREAM GAS SERVICES, L.L.C.
	By:	SEMGAS, L.P., as sole member
	By:	SEMOPERATING G.P., L.L.C., as general partner
	By:	SEMGROUP CORPORATION, as sole member

		By:	/s/ Robert N. Fitzgerald
Name: Robert N. Fitzgerald
Title: Senior Vice President & CFO

[Eighth Amendment to Credit Agreement Signature Page]

THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent and Collateral Agent

By:	/s/ James L. Moyes
Name: James L. Moyes
Title: Authorised Signatory

[Eighth Amendment to Credit Agreement Signature Page]

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:	/s/ James L. Moyes
Name: James L. Moyes
Title: Authorised Signatory

Deutsche Bank AG – New York Branch, as a Lender

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	/s/ Shai Bandner
Name: Shai Bandner
Title: Vice President

BMO Harris Financing, Inc., as a Lender

By:	/s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

Morgan Stanley Bank, N.A. as a Lender

By:	/s/ Dimitri Barskiy
Name: Dimitri Barskiy
Title: Authorized Signatory

Royal Bank of Canada, as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signator

[Eighth Amendment to Credit Agreement Signature Page]

Barclays Bank PLC,
as a Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

ABN AMRO, as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Eighth Amendment to Credit Agreement Signature Page]

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

Compass Bank as a Lender

By:	/s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Senior Vice President

CADENCE BANK, N.A. as a Lender

By:	/s/ William W. Brown
Name: William W. Brown
Title: Senior Vice President

Citibank, N.A., as a Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

The Bank of Nova Scotia, as a Lender

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Linda J. Bridges
Name: Linda J. Bridges
Title: Vice President

[Eighth Amendment to Credit Agreement Signature Page]